                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 26, 2003

                             NEURO BIOSCIENCE, INC.

               (Exact name of issuer as specified in its charter)

                                      UTAH
                 (State or other jurisdiction of incorporation)

                                    333-60362
                            (Commission File Number)

                                   87-0670014
                        (IRS Employer Identification No.)

        35th Floor, 1285 Avenue of the Americas, New York, New York 10019
               (Address of principal executive offices) (Zip Code)

                               (212) 591-0256
              (Registrant's telephone number, including area code)

This Current Report on Form 8-K/A amends Item 7 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 9, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) CLL PHARMA SA. FINANCIAL STATEMENTS

Unaudited Condensed Consolidated Balance Sheet as of May 26, 2003
Unaudited Condensed Consolidated Statements of Operations as of May 26, 2003


(b) PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30th, 2003 Unaudited Pro Forma Condensed Consolidated Statements of Operations from April 1, 2003 to June 30th, 2003
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c) EXHIBITS

Audited Annual Report and Accounts for CLL Pharma S A for the year to March 31st 2001 Audited Annual Report and Accounts for CLL Pharma S A for the fourteen months to May 31st 2002.

              Financial Statements for the period ended 26 May 2003
                                       for

                                 CLL Pharma S.A.





    The Financial Statements have been prepared in US GAAP from the original unaudited management accounts prepared in Euros.

                                 CLL Pharma S.A.


                      Contents of the Financial Statements
                        for the period ended 26 May 2003


                                                                    Page

Balance Sheet                                                        1

Profit and Loss Account                                              2

Notes to the Financial Statements                                 3 to 6

CLL Pharma S.A.
Consolidated Balance Sheet
As at 26 May 2003


                          ASSETS                                                 26-May-03       31-May-02
                                                                                 Unaudited        Audited
Current Assets
              Cash and cash equivalents                                        $      171,579  $        5,699
              Goods for resale                                                        312,056         110,045
              Accounts receivable                                                   6,778,143       8,580,094
              Prepaid expenses                                                        153,861         205,746
              Corporation tax                                                         692,497         400,839
              Other accounts receivable                                             1,208,966       1,615,523
                                                                               --------------- ---------------
                          Total current assets                                      9,317,102      10,917,946

              Property and equipment, net                                             280,314         256,139
              Intangible assets, net                                                8,496,661       7,007,191
                                                                               --------------- ---------------
                          Total assets                                         $   18,094,077  $   18,181,276
                                                                               =============== ===============



                          LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                                 26-May-03       31-May-02
Current Liabilities
              Bank loans and overdrafts                                        $      814,369  $      633,986
              Accounts payable                                                      4,496,266       4,753,446
              Accrued expenses                                                      3,890,218       4,229,601
              Deferred revenue - current                                            1,549,422         464,032
              Other current liabilities                                             1,825,101       1,682,522
                                                                               --------------- ---------------
                          Total current liabilities                                12,575,376      11,763,587


Long term Liabilities
              Bank loans                                                                    0         161,384
              Deferred revenue - long term                                                  0         230,130
              Other long term liabilities                                             540,586         428,140
                                                                               --------------- ---------------
                          Total liabilities                                        13,115,962      12,583,241
                                                                               --------------- ---------------

Shareholders' equity
              Common stock                                                          4,742,344       3,755,897
              Accumulated (deficit)/earnings                                      (1,643,569)         171,747
              Accumulated other comprehensive income                                1,879,340       1,670,391
                                                                               --------------- ---------------
                          Shareholders' equity                                      4,978,115       5,598,035

                                                                               --------------- ---------------
              Total liabilities and shareholders' equity                       $   18,094,077  $   18,181,276
                                                                               =============== ===============


CLL Pharma S.A.

Consolidated Statement of Operations                                                       26-May-03      31-May-02
for the period ended 26 May 2003                                                               $              $
                                                                                           Unaudited       Audited
                                                                                           51 weeks       14 months

Revenue                                                                                      6,330,309      8,474,138

Cost of Sales                                                                                4,114,701      5,702,029

                                                                                         -------------- --------------
                           Gross Profit                                                      2,215,608      2,772,109

Costs and expenses
                        General and administrative                                           1,693,560      1,867,431
                        Depreciation and amortisation                                        2,413,546      1,975,356

                                                                                         -------------- --------------
                           Total costs and expenses                                          4,107,106      3,842,787

Loss from operations                                                                       (1,891,498)    (1,070,678)

Interest income (expense)
                        Interest and finance charges                                          (82,658)       (71,212)
                        Interest income                                                             83         93,139
                                                                                         -------------- --------------
                                                                                               (82,575)        21,927

                                                                                         -------------- --------------
Net loss before income tax benefit                                                         (1,974,073)    (1,048,751)
Income tax benefit                                                                             158,757        110,417

                                                                                         -------------- --------------
Net loss                                                                                   (1,815,316)      (938,334)

                                                                                         -------------- --------------
Net loss attributable to common shareholders                                             $  (1,815,316) $    (938,334)
                                                                                         ============== ==============




Basic and diluted net loss per share of common stock                                           (24.43)        (12.63)

Weighted average shares used in computing basic and diluted                                     74,297         74,297
                        net loss per share


CLL Pharma S.A.

Notes to the Financial Statements
for the period ended 26 May 2003


1.     ACCOUNTING POLICIES Accounting convention
       The financial statements have been prepared in US GAAP under the historical cost convention and the basis of presentation is :-

       The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly actual results could differ from these estimated. Significant estimates in the financial statements includes The assumption that the company will continue as a going concern.

       Turnover
       Sales of finished goods are accounted for on the date the goods are delivered.

       Royalties receivable on licences and research and development are spread over the term of the contracts.

       Other royalties receivable are accounted for on a receipts basis.

       Intangible assets
       Depreciation is provided using the following annual rates:
       Research and development                                               - over 5 years
       Software                                                               - over 2 years
       Technical assistance                                                   - over 5 years

       Tangible fixed assets
       Depreciation is provided using the following annual rates:
       Plant & machinery                                                      - over 5 years
       Office equipment                                                       - over 3 to 5 years
       Fixtures and fittings                                                  - over 6 to 10 years


       Stocks
       Stock of raw materials is valued at cost using the FIFO method.

       Work in progress is valued at cost.

       A provision for depreciation is made when the cost of the stock of raw materials is higher than the net realisable value.

       Investments Investments are valued at cost.

       Foreign Currencies
       Assets and liabilities in foreign currencies are translated at the rates of exchange ruling at the date of the Balance Sheet. Transactions in foreign currencies are translated into dollars at the average rate of exchange during the period that the accounts cover.

CLL Pharma S.A.

Notes to the Financial Statements
for the period ended 26 May 2003



2.      Staff Costs                                                             26-May-03      31-May-02
        Wages and Salaries                                                    $   1,424,775  $   1,246,059
        Social Security costs                                                       603,675        520,823
                                                                              -------------- --------------
                                                                                  2,028,450      1,766,882
                                                                              -------------- --------------

        The average monthly number of employees during the period was as follows:
                                                                                26-May-03      31-May-02
        Executives                                                                       26             26
        Others                                                                            7              7
                                                                              -------------- --------------
                                                                                         33             33
                                                                              -------------- --------------


3. ACCOUNTS RECEIVABLE
                                                                                26-May-03      31-May-02
        Accounts receivable                                                   $   6,778,143  $   8,580,094
        Loans                                                                       152,737        164,531
        Due from group companies                                                          0          1,374
        Other accounts receivable                                                   866,495      1,306,485
        Corporation tax                                                             692,497        400,839
        Prepayments                                                                 153,861        205,746
        Investments in shares                                                       189,734        143,133
                                                                              -------------- --------------
                                                                                  8,833,467     10,802,202
                                                                              -------------- --------------


4. CURRENT LIABILITIES
                                                                                  26-May-03      31-May-02
        Bank loans and overdrafts                                             $     814,369   $    633,986
        Other loans                                                                 180,199        142,716
        Accounts payable                                                          4,496,266      4,753,446
        Government grants                                                         1,022,286        829,282
        Due to group companies                                                            0          9,215
        Social security and other taxes                                             622,616        701,309
        Deferred income                                                           1,549,422        464,032
        Other current liabilities and accruals                                    3,890,218      4,229,601
                                                                              -------------- --------------
                                                                                 12,575,376     11,763,587
                                                                              -------------- --------------

5. LONG TERM LIABILITIES
                                                                                26-May-03      31-May-02
        Bank loans and overdrafts                                             $           0  $     161,384
        Other loans                                                                 540,586        428,140
        Deferred income                                                                   0        230,130
                                                                              -------------- --------------
                                                                                    540,586        819,654
                                                                              -------------- --------------

CLL Pharma S.A.

Notes to the Financial Statements
for the period ended 26 May 2003


6. INTANGIBLE ASSETS
                                                                 Research &      Patents &
                                                                 Development      Licenses        Total
       Cost
       At 1 June 2002                                           $    8,310,624  $  3,247,920  $  11,558,544

       Additions                                                     2,051,752             0      2,051,752

       Disposals                                                             0             0              0

       Current Movements                                             2,493,377       853,034      3,346,411

                                                               ---------------- ------------- --------------
       At 26 May 2003                                               12,855,753     4,100,954     16,956,707
                                                               ---------------- ------------- --------------

       Depreciation
       At 1 June 2002                                                3,451,774     1,099,579      4,551,353

       Charge for the year                                           1,763,912       592,593      2,356,505

       Disposals                                                             0             0              0

       Currency Movement                                             1,173,666       378,522      1,552,188

                                                               ---------------- ------------- --------------
       At 26 May 2003                                                6,389,352     2,070,694      8,460,046
                                                               ---------------- ------------- --------------

       NET BOOK VALUE AT 26 MAY 2003                                 6,466,401     2,030,260      8,496,661
                                                               ---------------- ------------- --------------

       NET BOOK VALUE AT 31 MAY 2002                                 4,858,850     2,148,341      7,007,191
                                                               ---------------- ------------- --------------


CLL Pharma S.A.

Notes to the Financial Statements
for the period ended 26 May 2003


7. TANGIBLE FIXED ASSETS
                                         Plant &        Office      Fixtures &
                                        Machinery     Equipment      Fittings       Building       Total
Cost
At 1 June 2002                         $    174,908   $   302,522  $     156,041  $     80,859  $   714,330

Additions                                    19,515             0              0           868       20,383

Disposals                                         0      (85,352)       (85,352)             0    (170,704)

Current Movements                            48,039        70,256         31,781        21,331      171,407

                                       ------------- ------------- -------------- ------------- ------------
At 26 May 2003                              242,462       287,426        102,470       103,058      735,416
                                       ------------- ------------- -------------- ------------- ------------

Depreciation
At 1 June 2002                              141,184       182,173        133,630         1,204      458,191

Charge for the year                          13,895        25,459          8,670         9,017       57,041

Disposals                                         0      (82,118)       (82,118)             0    (164,236)

Currency Movement                            39,185        39,264         23,975         1,682      104,106

                                       ------------- ------------- -------------- ------------- ------------
At 26 May 2003                              194,264       164,778         84,157        11,903      455,102
                                       ------------- ------------- -------------- ------------- ------------

Net Book Value at 26 MAY 2003                48,198       122,648         18,313        91,155      280,314
                                       ------------- ------------- -------------- ------------- ------------

Net Book Value at 31 MAY 2002                33,724       120,349         22,411        79,655      256,139
                                       ------------- ------------- -------------- ------------- ------------





8.    COMMON STOCK

      Authorised, alloted, issued and fully paid.

      Number     Class            Nominal         26-May-03     31-May-02
                                   value              US$         US$
      74,297    Ordinary          54 EURO         4,742,344    3,755,897

      870 new shares at 54 Euro per share issued during the period.


NEURO BIOSCIENCE, INC
Consolidated Proforma Balance Sheet
As at 30 June 2003
Unaudited                                                                                   Proforma
                                                                                          Consolidated
                            ASSETS                                                         30-Jun-03

Current Assets
                Cash and cash equivalents                                                $      165,976
                Goods for resale                                                                301,863
                Accounts receivable                                                           6,556,756
                Prepaid expenses                                                                148,836
                Corporation tax                                                                 669,878
                Other assets                                                                  1,169,636
                                                                                         ---------------
                            Total current assets                                              9,012,945

                Property and equipment, net                                                     269,917
                Intangible assets, net                                                        8,167,678
                Goodwill                                                                     13,090,341
                Security deposits                                                                     0
                                                                                         ---------------
                            Total assets                                                 $   30,540,881
                                                                                         ===============



LIABILITIES AND SHAREHOLDERS' EQUITY                                                        Proforma
                                                                                          Consolidated
                                                                                           30-Jun-03


Current Liabilities
                Bank loans and overdrafts                                                $      787,771
                Accounts payable                                                              5,566,542
                Related party payables                                                          450,000
                Accrued expenses                                                              4,044,869
                Deferred revenue - current                                                    1,498,816
                Other current liabilities                                                     1,765,489
                                                                                         ---------------
                            Total current liabilities                                        14,113,487


Long term Liabilities
                Other liabilities                                                               522,929
                                                                                         ---------------
                            Total liabilities                                                14,636,416
                                                                                         ---------------

Shareholders' equity
                Common stock                                                                     17,771
                Additional paid-in capital                                                   18,801,796
                Accumulated (deficit)/earnings                                              (2,808,153)
                Accumulated other comprehensive income/(expenses)                             (106,949)
                                                                                         ---------------
                            Shareholders' equity                                             15,904,465

                                                                                         ---------------
                            Total liabilities and shareholders' equity                   $   30,540,881
                                                                                         ===============


NEURO BIOSCIENCE, INC

Consolidated Proforma Statement of Operations                                               Proforma
For The 3 Months Ended 30 June 2003                                                       Consolidated
Unaudited                                                                                  30-Jun-03
                                                                                            3 Months


Revenue                                                                                  $    1,785,583

Cost of Sales                                                                                 1,160,629

                                                                                         ---------------
                            Gross Profit                                                        624,954

Costs and expenses
                Research and development                                                        150,000
                Consulting expenses                                                              42,000
                General and administrative                                                      567,832
                Depreciation and amortisation                                                   680,786

                                                                                         ---------------
                            Total costs and expenses                                          1,440,618

Loss from operations                                                                          (815,664)

Interest income (expense)
                Interest and finance charges                                                   (23,316)
                Interest income                                                                      24
                                                                                         ---------------
                                                                                               (23,292)

                                                                                         ---------------
Net loss before income tax benefit                                                            (838,956)
Income tax benefit                                                                               44,781

                                                                                         ---------------
Net loss attributable to common shareholders                                                  (794,175)
                                                                                         ===============




Basic and diluted net (loss) / profit per share of common stock                                  (0.04)

Weighted average shares used in computing basic and diluted                                  17,771,472
                net (loss) / profit per share



                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEURO BIOSCIENCE, INC.





Date: October 31, 2003                      By: /s/ Alan Bowen
                                              ------------------------------
                                              Name:  Alan Bowen
                                              Title: Chief Executive Officer



                                        3